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Alliance
Municipal
Trust

-Virginia Portfolio

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                            AllianceCapital [LOGO](R)

Annual Report
June 30, 2000

LETTER TO SHAREHOLDERS            Alliance Municipal Trust - Virginia Portfolio
===============================================================================

August 2, 2000

Dear Shareholder:

We are pleased to provide you with an update of Alliance Municipal Trust-Virginia Portfolio for the annual reporting period ended June 30, 2000.

U.S. financial markets were anticipating some signs of a slowdown for the first half of 2000--some sign that past Fed rate hikes were having an effect and that little, if any, further tightening would be necessary. The U.S. economy, however, has continued to grow. The U.S. Commerce Department recently reported that the U.S. economy grew at an impressive, seasonally-adjusted annual rate of +5.2% during the spring quarter. Inflation, as measured by the broad and reliable gross domestic purchases and personal consumption price indices, held stable at 2.5% on a year-earlier basis. The second-quarter growth number, well above the 3.5% to 4.0%, consensus and actually faster than a downward-revised quarter-one growth rate of +4.8%, created immediate anxiety. As a result, interest rates headed higher and stock prices headed lower.

The U.S. economy's gross domestic product report does, however, give evidence to some signs of cooling off. For example, a key measure of aggregate demand (real final sales) slowed sharply to +4.2% from +6.7% in the first quarter. Monthly evidence that consumers had taken a break from their long-running shopping spree was confirmed. Household spending dipped to just +3.0% in the second quarter versus +7.6% in the first quarter. Unwanted inventories added a full percentage point to second-quarter growth. We also believe that a more meaningful comparison can be made between growth during the second half of 1999 (+7.0%) and growth during the first half of this year (+5.0%).

In his late-July Congressional testimony, Fed Chairman Alan Greenspan laid out an upbeat forecast for the U.S. economy and rendered a somewhat self-congratulatory assessment of the role the Federal Reserve has played in securing that future. To be sure, we welcome his endorsement of both the "New Economy" paradigm and our own bullishness about accelerating productivity. The subsequent report on employment costs, showing a quarter-to-quarter gain of only 1.0% in the spring versus a 1.4% rise in the first quarter, and the soon-to-be-released report on second-quarter productivity, should help to validate the Chairman's optimism. Mr. Greenspan is repositioning the Fed to play a more reactive role going forward. He understands that financial markets should and must take the lead role in terms of steering the New Economy. As a consequence, although we still believe the Fed will tighten further, we look for that tightening to come late in the year and only after the bond market has laid the groundwork.

As for U.S. financial markets, the road to higher prices will be a bit bumpier than we expected. Inaction by the Fed toward the end of August could open the window to the upside, but for now we see more volatility than opportunity. With an election in front of us, the next several months could be a difficult time for investors. Therefore investors may want to use periods of asset market strength to establish more defensive positions.

We appreciate your investment in the portfolios of Alliance Municipal Trust-Virginia Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Ronald Whitehill

Ronald M. Whitehill
President

STATEMENT OF NET ASSETS
June 30, 2000                     Alliance Municipal Trust - Virginia Portfolio
===============================================================================

Principal
  Amount
  (000)    Security(a)                       Yield                    Value
-------------------------------------------------------------------------------
           MUNICIPAL BONDS- 94.6%
           VIRGINIA-94.6%
           Alexandria IDA Educational
           Facility Revenue
           (Church School Diocese of
           Virginia)
           Series 99
$  3,000   1/01/30 (b).................        4.80%               $ 3,000,000
           Amelia County IDA
           (Chambers Waste
           Systems, Inc.)
           AMT
   4,990   7/01/07 (b).................        4.85                  4,990,000
           Arlington County
           (Ballston Public Parking
           Facility Project)
           Series 84
   3,800   8/01/17 (b).................        5.05                  3,800,000
           Arlington County IDA
           MFHR
           (Arna Valley View
           Apartments)
           Series 00
           AMT
   5,000   8/01/32 (b).................        4.85                  5,000,000
           Botetourt County IDA
           (Emkay Holdings L.L.C.
           Project)
           Series 95
           AMT
   4,837   10/01/05 (b)................        4.90                  4,836,500
           Botetourt County IDA
           (Virginia Forge Co. Project)
           Series 96
           AMT
     900   7/01/11 (b).................        4.75                    900,000
           Bristol IDA
           (Bristol Health Care Center)
           Series 86
   1,960   6/01/10 (b).................        4.75                  1,960,000
           Campbell County PCR
           (Georgia Pacific Power)
           AMT
   3,000   12/01/19 (b)................        4.90                  3,000,000
           Capital Region Airport
           Commission Revenue
           (Passenger Facility)
           Series B
   4,500   6/01/29 (b).................        4.75                  4,500,000
           Charlottesville IDA
           (Martha Jefferson Hospital
           Revenue)
           Pre-Refunded
   1,000   10/01/00....................        3.80                  1,028,547
           Chesterfield County IDA
           (Phillip Morris Co.)
   7,000   4/01/09 (b).................        4.90                  7,000,000
           Chesterfield County IDA
           SWDR
           (Allied Signal Inc.)
           Series 99
           AMT
   2,500   7/01/11 (b).................        4.95                  2,500,000
           Fairfax County IDA
           (Fair Lakes/ D&K LP)
           Series 96
           AMT
   7,580   8/01/16 (b).................        4.85                  7,580,000
           Fairfax County IDA
           (Inova Health System
           Project)
           Series 00
   4,000   1/01/30 (b).................        4.90                  4,000,000
           Hampton Redevelopment HFA
           (Township Apartments
           Project)
           Series 98
   3,300   2/01/28 (b).................        4.85                  3,300,000
           Harrisonburg Housing
           Authority
           (Misty Ridge Project)
           Series 91A
   2,655   3/01/16 (b).................        4.80                  2,655,000
           Henrico County Health
           Facility Revenue
           (Hermitage)
           Series 98
   3,425   8/01/23 (b).................        4.75                  3,425,000
           Henrico EDA
           (White Oak
           Semiconductor)
           Series 00
           AMT
   5,000   10/01/27 (b)................        4.90                  5,000,000
           Henry County IDA
           (Amfibe, Inc. Project)
           Series 98
           AMT
   2,900   1/01/13 (b).................        4.85                  2,900,000

                                  Alliance Municipal Trust - Virginia Portfolio
===============================================================================

Principal
  Amount
  (000)    Security(a)                       Yield                    Value
-------------------------------------------------------------------------------
           James City IDA
           (Greystone of Virginia,
           Inc.)
           Series 98
           AMT
$  5,850   9/01/08 (b).................        4.95%              $  5,850,000
           King George County IDA
           (Garnet of VA, Inc.)
           Series 96
           AMT
   2,590   9/01/06 (b).................        4.85                  2,590,000
           King George County IDA
           (Garnet of VA, Inc.)
           Series 96
           AMT
   5,300   9/01/21 (b).................        4.85                  5,300,000
           Loudoun County IDA
           (Falcons Landing Project)
           Series 98
   6,445   11/01/28 (b)................        4.75                  6,445,000
           Loudown County IDA
           (Kinder-Care Learning
           Centers)
           Series A
     394   6/01/02 (b).................        4.75                    394,000
           Louisa County IDA
           (Pooled Financing)
           Series 95
   1,515   1/01/20 (b).................        4.75                  1,515,000
           Nelson County IDA
           (Taylor Ramsey Corp.)
           Series 99
           AMT
   1,000   8/01/09 (b).................        4.85                  1,000,000
           Newport News HFA MFHR
           (Jefferson Point
           Development)
           Series 98
   5,200   11/01/11 (b)................        4.75                  5,200,000
           Norfolk IDA
           (Ballentine Home Corp.)
           Series 99
   3,625   12/01/24 (b)................        4.75                  3,625,000
           Portsmouth GO
           FGIC Series 96
   1,000   8/01/00.....................        3.55                  1,001,191
           Portsmouth IDA
           (Fairwood Homes Project)
           Series A
   3,000   11/01/27 (b)................        4.75                  3,000,000
           Richmond
           Redevelopment MFHR
           (Tobacco Row)
           Series 89B-2
           AMT
   1,000   10/01/24 (b)................        4.95                  1,000,000
           Richmond
           Redevelopment MFHR
           (Tobacco Row)
           Series 89B-8
           AMT
   3,555   10/01/24 (b)................        4.95                  3,555,000
           Suffolk Redevelopment &
           Housing Authority MFHR
           (Oak Springs Apartments)
           Series 99
   4,000   12/01/19 (b)................        4.85                  4,000,000
           Virginia Beach Development
           Authority
           (Chesapeake Bay Academy)
           Series 00
           AMT
   2,700   4/01/05 (b).................        4.80                  2,700,000
           Virginia Beach Development
           Authority
           (Kinder-Care Learning
           Centers)
           Series D
     866   10/01/00....................        4.75                    866,000
           Virginia Educational Loan
           Authority
           (Guaranteed Student Loan
           Program)
           Series D
           AMT
     895   9/01/00.....................        4.50                    895,990
           Virginia HDA SFMR
           (Commonwealth Mortgage)
           Series 94G
           AMT
   2,500   7/01/00.....................        3.67                  2,500,000
           Virginia Public Building
           Authority GO
           (Building Revenue)
           Series 92A
   1,920   8/01/00.....................        3.73                  1,923,116
                                                                   -----------
           Total Municipal Bonds
           (amortized cost
           $124,735,344)...............                            124,735,344
                                                                   -----------

STATEMENT OF NET ASSETS (continued)                   lliance Municipal Trust -
                                                      Virginia Portfolio
===============================================================================

Principal
  Amount
  (000)    Security(a)                        Yield                    Value
-------------------------------------------------------------------------------
           COMMERCIAL PAPER- 4.5%
           VIRGINIA-4.5%
           Norfolk IDA
           (Sentara Hospital Revenue)
$  3,000   9/08/00.....................        4.41%              $  3,000,000
           Norfolk IDA
           (Sentara Hospital Revenue)
   3,000   9/11/00.....................        4.25                  3,000,000
                                                                   -----------
           Total Commercial Paper
           (amortized cost
           $6,000,000).................                              6,000,000
                                                                   -----------
           TOTAL INVESTMENTS -99.1%
           (amortized cost
           $130,735,344)...............                            130,735,344
           Other assets less
           liabilities-0.9%............                              1,192,590
                                                                   -----------
           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           131,935,959 shares
           outstanding)................                           $131,927,934
                                                                  ============

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(a) All securities either mature or their interest rate changes in one year or less.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

      Glossary of Terms:

      AMT  - Alternative Minimum Tax
      EDA  - Economic Development Authority
      FGIC - Financial Guaranty Insurance Company
      GO   - General Obligation
      HDA  - Housing Development Authority
      HFA  - Housing Finance Agency/Authority
      IDA  - Industrial Development Authority
      MFHR - Multi-Family Housing Revenue
      PCR  - Pollution Control Revenue
      SFMR - Single Family Mortgage Revenue
      SWDR - Solid Waste Disposal Revenue

      See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 2000          Alliance Municipal Trust - Virginia Portfolio
===============================================================================

INVESTMENT INCOME
    Interest .................................................      $ 5,171,214
EXPENSES
    Advisory fee (Note B)...........................................$   679,258
    Distribution assistance and administrative service (Note C) .....   585,177
    Custodian fees ......................................................72,922
    Transfer agency (Note B) ............................................50,926
    Printing ............................................................25,737
    Registration fees ...................................................17,913
    Audit and legal fees ................................................16,975
    Trustees' fees .......................................................2,487
    Amortization of oganization expense ....................................531
    Miscellaneous ........................................................4,515
                                                                    -----------
    Total expenses ...................................................1,456,441
    Less: expense reimbursement .......................................(97,926)
                                                                    -----------
    Net expenses .....................................................1,358,515
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................$ 3,812,699
                                                                    ===========

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See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                   Alliance Municipal Trust -
                                                     Virginia Portfolio
===============================================================================

                                                  Year Ended        Year Ended
                                                 June 30, 2000     June 30,1999
                                                --------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS
    Net investment income ....................   $   3,812,699    $   2,992,273
DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income ....................     (3,812,699)      (2,992,273)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
    Net increase (decrease) (Note E) .........     17,995,524       (9,889,578)
                                                 -------------    -------------
    Total increase (decrease) ................     17,995,524       (9,889,578)
NET ASSETS
    Beginning of period ......................     113,932,410      123,821,988
                                                 -------------    -------------
    End of period ............................   $ 131,927,934    $ 113,932,410
                                                 =============    =============

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See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2000                     Alliance Municipal Trust - Virginia Portfolio
===============================================================================

NOTE A: Significant Accounting Policies

Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal
Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal
Trust-Virginia Portfolio (the "Portfolio"), Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes.
The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Valuation of Securities

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. Organization Expenses

The organization expenses of the Portfolio were being amortized against income on a straight-line basis through October, 1999.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Dividends

The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 2000, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

5. Investment Income and Investment Transactions

Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Transactions with an Affiliate of the Adviser

The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 2000, the reimbursement amounted to $97,926.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $18,461 for the year ended June 30, 2000.

For the year ended June 30, 2000, the Fund's expenses were reduced by $120 under an expense offset arrangement with Alliance Fund Services, Inc.

NOTES TO FINANCIAL STATEMENTS
(continued)                       Alliance Municipal Trust - Virginia Portfolio
===============================================================================

NOTE C: Distribution Assistance and Administrative Services Plan

Under this Plan, the Portfolio pays Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, a distribution fee at the annual rate of .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 2000, the distribution fee amounted to $339,629. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 2000, such payments by the Portfolio amounted to $245,548, a substantial portion of which was paid to the Adviser and its affiliates.

-------------------------------------------------------------------------------

NOTE D: Investment Transactions

At June 30, 2000, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 2000, the Portfolio had a capital loss carryforward of $8,025, of which $7,897 expires in 2004 and $128 expires in the year 2005. To the extent that any capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

-------------------------------------------------------------------------------

NOTE E: Transactions in Shares of Beneficial Interest

An unlimited number of shares ($.01 par value) are authorized. At June 30, 2000, capital paid-in aggregated $131,935,959. Transactions, all at $1.00 per share, were as follows:

                                                    Year Ended      Year Ended
                                                      June 30,        June 30,
                                                        2000            1999
                                                   ------------    ------------
Shares sold ....................................    304,469,746     212,940,218
Shares issued on reinvestments of dividends ....      3,812,699       2,992,273
Shares redeemed ................................   (290,286,921)  (225,822,069)
                                                   ------------    ------------
Net increase (decrease) ........................    17,995,524      (9,889,578)
                                                   ============    ============

FINANCIAL HIGHLIGHTS              Alliance Municipal Trust - Virginia Portfolio
===============================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                   Year Ended June 30,
--------------------------------------------------------------------------
                                2000            1999            1998           1997            1996
                           --------        --------        --------        --------        --------
Net asset value,
  beginning of period .....$   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                           --------        --------        --------        --------        --------
Income From Investment Operations
Net investment income (a) ......028            .023            .029            .028            .029
                           --------        --------        --------        --------        --------
Less: Dividends
Dividends from net
  investment income .........(.028)          (.023)          (.029)          (.028)          (.029)
                          --------        --------        --------        --------        --------
Net asset value,
  end of period ..........$   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                          ========        ========        ========        ========        ========
Total Return
Total investment return
  based on net
  asset value (b)             2.84%           2.34%           2.90%           2.83%           2.97%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........$131,928        $113,932        $123,822        $ 78,775        $ 89,557
Ratios to average net assets of:
    Expenses, net of waivers
  and reimbursements ....     1.00%           1.00%            .93%            .80%            .78%
    Expenses, before waivers
  and reimbursements ....     1.07%           1.07%           1.03%           1.15%           1.15%
    Net investment income (a) 2.81%           2.34%           2.86%           2.78%           2.91%

-------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS Alliance Municipal Trust - Virginia Portfolio
===============================================================================

To the Board of Trustees and Shareholders of Alliance Municipal Trust - Virginia Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Municipal Trust - Virginia Portfolio (the "Fund") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended June 30, 1999, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated July 23, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
July 28, 2000

                                  Alliance Municipal Trust - Virginia Portfolio
===============================================================================

Alliance Municipal Trust
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1(800)221-5672

TRUSTEES

Dave H. Williams, Chairman
John D. Carifa
Sam Y. Cross (1)
Charles H.P. Duell (1)
William H. Foulk, Jr. (1)
David K. Storrs (1)
Shelby White (1)

OFFICERS

Dave H. Willliams, Chairman
Ronald M. Whitehill, President
Kathleen A. Corbet, Senior Vice President
Drew Biegel, Senior Vice President
John R. Bonczek, Senior Vice President
Doris T. Ciliberti, Senior Vice President
Robert I. Kurzweil, Senior Vice President
Wayne D. Lyski, Senior Vice President
Patricia Ittner, Senior Vice President
William E. Oliver, Senior Vice President
Raymond J. Papera, Senior Vice President
Frances M. Dunn, Vice President
William J. Fagan, Vice President
Linda D. Kelley, Vice President
Joseph R. LaSpina, Vice President
Eileen M. Murphy, Vice President
Maria C. Sazon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1912
Boston, MA 02105

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

-------------------------------------------------------------------------------

(1) Members of the Audit Committee.

Alliance Municipal Trust - Virginia Portfolio                   ---------------
1345 Avenue of the Americas, New York, NY 10105                     BULK RATE
Toll free 1 (800) 221-5672                                        U.S. POSTAGE
                                                                      PAID
Yields. For current recorded yield information on                 New York, NY
Alliance Municipal Trust, call on a touch-tone                  Permit No. 7131
telephone toll-free (800) 251-0539 and press the                ---------------
following sequence of keys:

|*| |*| |1| |2| |2| |1| |#|

For non-touch-tone telephones, call toll-free (800) 221-9513
 ------------------------------------------------------------------------------

AllianceCapital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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